                                             SEQUA CORPORATION




                                           MANAGEMENT INCENTIVE
                                               BONUS PROGRAM
                                       CORPORATE EXECUTIVE OFFICERS
                                                   AND
                                              CORPORATE STAFF
                                   (AMENDMENT NUMBER 2 -- REVISED, 1996)
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                                                   INDEX



            I.  General Outline

           II.  Bonus Program

          III.  Policies & Procedures

           IV.  Exhibits




































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

                                             SEQUA CORPORATION
                                    MANAGEMENT INCENTIVE BONUS PROGRAM
                                              GENERAL OUTLINE

        The purpose of implementing Sequa Corporation's Management Incentive Bonus Program (MIBP) is to improve the Company's performance through the efforts of key executives and management personnel who are in position to significantly contribute to operating results.

        Specific financial and performance goals will be established in the beginning of the plan year for all MIBP participants, with the exception of Corporate Executive Officers, who will be measured exclusively on attainment of the financial goal.

        The MIBP will provide substantial rewards for non-executive officer participants who accomplish or exceed targeted goals at the end of the plan year. The bonus paid to each such participant will be based on a combination of (a) the overall financial performance of the company and (b) performance consideration by executive management. The Corporate Executive Officers' bonuses will be certified by the Compensation Committee of The Board of Directors after completion of the fiscal year provided that the required financial goals (as set forth in the exhibits to this plan) have been met.















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

 I. MIBP PARTICIPANTS AND POTENTIAL PAYOUT LEVELS (PERCENTAGE OF
    SALARY)

CHART 1:  CORPORATE EXECUTIVE OFFICERS.
                                                     Minimum Bonus                Bonus Level             Maximum Bonus
                                                       Level                      ("Par"                     Level
                                                     (Minimum                     Performance)            (Outstanding
                                                     Performance)                   (500% of              Performance)
                                                     (300% of                     Budgeted                (775% of
                                                     Budgeted EPS)                    EPS)                Budgeted EPS)

Participants

Chief Executive Officer........                            32.5%                        65%                     97.5%
President/Chief Operating Officer,*
Senior VP/Gas Turbine Operations,*
Senior Executive VP and General
Counsel, Executive VP Finance and
Administration.................                            30%                          60%                     90%


* These percentages only apply with respect to 33.3% of their respective total bonus potential); the other 66.6% is measured by 85% (Minimum), 100%
        (Par) and 115% (Outstanding) of the budgeted operating income and RONA for their respective operations.

CHART 2:  CORPORATE OFFICERS, A AND B POOL PARTICIPANTS.

                                                          Minimum                   Bonus                   Maximum
                                                          Bonus                     Level                   Bonus
                                Operating                 Level                     ("Par"                  Level
                                Income of               (Minimum                    Performance)            (Outstanding
                                $1 to                   Performance)                100% of                 Performance)
                                Minimum                 (85% of Plan)               Plan)                   (115%of Plan)

Corporate Officers
(up to).....                    18.75%                      25%                       50%                       75%
Directors (A-Pool)
(up to).......                  11.25%                      15%                       30%                       45%
Managers and
Professionals
(B-Pool)(up to)..               11.25%                      15%                       15%                       15%


(Chart 2, assumes Earnings Per Share from continuing operations of at least $.01 after the accrual for MIBP awards).


                                                                -4-

II.     Participant Bonus Formula

        A. Participants' total bonus will be based on the following breakdown:

                1.       Corporate Executive Officers

                         a. 100% - achievement of Company financial goal (for President/Chief Operating Officer and Senior Vice President, Gas Turbine Operations, 33.3% is based on achievement of Company financial goals and 66.6% is based on financial goals for their respective operations).

                2.       Corporate Officers, A and B Pool Participants

                         a.  Assuming minimum financial performance

                         (i)  Corporate Officers

                         A.      75% - achievement of Company financial goal.
                         B. 25% - achievement of individual performance goals.
                         (For example, at minimum financial performance:
                         Awards shall be comprised of 18.75% of pay for the financial component and up to a maximum of 6.25% of pay for attainment of performance goals. See, EXHIBIT 1.)

               (ii)  Directors (A-Pool)

                         A.      50% - achievement of Company financial goal.
                         B. 50% - achievement of individual performance goals.
                         (For example, at minimum financial performance:
                         Awards shall be comprised of 7.5% of pay for the financial component and up to a maximum of 7.5% of pay for attainment of performance goals. See,
                         EXHIBIT 1.)
                         (iii)  Managers and Professionals (B-Pool)

                         A.      25% - achievement of Company financial goal.
                         B. 75% - achievement of individual performance goals. (For example, at minimum financial performance: Awards shall be comprised of up to 3.75% of pay for the financial component and up to a maximum of 11.25% of pay for attainment of performance goals. See,
                                 EXHIBIT 1.)

                         b.  Below minimum financial performance:

                         (i) Corporate Officers - awards for performance up to 18.75% of pay. (See, EXHIBIT 1.)

                         (ii) A and B pool participants - awards for performance up to 11.25% of pay. (See, EXHIBIT 1.)

Note:  Intermediate levels of achievement shall be interpolated.
                                                    -5-


                                                 CORPORATE
                                    MANAGEMENT INCENTIVE BONUS PROGRAM


 I.     Participants

        A.      Corporate Executive Officers

                1. For purposes of this plan, Corporate Executive Officers shall consist of the Chief Executive Officer, the President Chief Operating Officer, the Senior Vice President, Gas Turbine Operations, the Senior Executive Vice President and General Counsel, and the Executive Vice President Finance and Administration and such other senior officers of the Corporation as the Board of Directors shall designate from time to time.

        B.      Corporate Officers

                These include all corporate officers who are not Corporate Executive Officers.

        C. Corporate Vice Presidents will establish a list of A-Pool (Director) and B-Pool (Manager and Professional) participants in accordance with the following guidelines:

                1.       A-Pool participation shall consist of:

                         First level managers who are not otherwise
                         Corporate Officers reporting directly to a Corporate Vice President.

                         Certain first-level managers may be excluded if the reporting relationship is due to special circumstances.

                         Certain second-level managers may be included if the responsibilities of their position warrant participation at the A-Pool level.

                2.       B-Pool participation shall consist of:

                         Select Manager and Professional level employees who are in a position to influence earnings through sustained performance.

                3. Prior to March 1st of each year, the recommended lists of participants are to be submitted by the Corporate Vice Presidents to the Chief Executive Officer, President and the Vice President, Human Resources for their approval.

                D. Any organizational changes during the year which impact on participation will be reviewed and approved by the Chief Executive Officer, President and the Vice President, Human Resources.


II.     Corporate Goals

        A.   Financial goal:

                1. The Company financial goal for this Management Incentive Bonus Plan will be multiples of budgeted Earnings Per Share from Continuing Operations of the Company for Corporate Executive Officers and Operating Income for all other plan participants. (For Corporate Officers and "A" and "B" Pool Plan Participants, the Company must also have positive earnings per share from continuing operations of at least $.01 after accrual for bonus awards).

                2. The achievement of the financial goal will be applied to all participants according to the participants' bonus formula set forth in the General Outline at II, page 5.

        B.      Individual Performance Goals:

                1. Performance goals for Corporate Vice Presidents will be agreed upon with the appropriate Corporate Executive Officer.

                2. Performance goals for Corporate Officers who are not Corporate Vice Presidents and for A and B-Pool participants will be agreed upon with the appropriate Corporate Vice President.

        All  goals will be reviewed by the Vice President Human
        Resources and approved by the Chief Executive Officer or the President.

                                          POLICIES AND PROCEDURES
                                    MANAGEMENT INCENTIVE BONUS PROGRAM
I.      Time of Participation

    A. In order to participate in the MIBP, each participant must be in an eligible position at the end of the plan year.

    B. Any employee promoted or hired to a position included in the MIBP during the plan year will be eligible to participate in the bonus program on a pro-rated basis.

    C.   The plan year is the Company fiscal year.

II. Bonus Plan Reviews

    A. Once each quarter, the Chief Executive Officer or President, in coordination with the Vice President Human Resources, will meet with each Corporate Vice President to review performance goals for that Vice President and his/her participant reports. Prior to these meetings the Corporate Vice President will meet with his/her reports to review their performance goals.

III.     Determination of Financial and Performance Ratings

    A. Following the close of the plan year, the Executive Vice President, Finance and Administration, will report to the Chief Executive Officer and the President earnings per share from continuing operations. The earnings per share from continuing operations shall be based upon the unaudited financial statements of the Company (which shall contain all adjustments necessary to fairly present the Company's results for the year then ended). Based on this result, the Executive Vice President, Finance and Administration will calculate the financial rating for the Plan. This rating will be used to calculate bonus awards for Corporate Executive Officers. All other plan participant financial ratings shall be based upon operating income after it has been established that the company achieved earnings per share from continuing operations as calculated above of at least $.01. (See, EXHIBIT 2 - BONUS POINT CALCULATION WORK SHEETS)

    B. Performance ratings will be determined by appropriate Corporate Executive Officers for their direct reports. Corporate Vice Presidents in coordination with the appropriate Corporate Executive Officers will determine performance ratings for their reports.

    C. The Corporate Vice Presidents shall be advised of the financial rating which shall be added to the performance rating calculated in III.B. The sum of these ratings shall be the basis for calculating participant bonus payments.

IV.      Award Calculation

    A.   Awards shall be calculated by the Corporate Executive
         Officers for their direct reports and by Corporate Vice
         Presidents for their reports using the format contained in
         Exhibit 2.

    B. The Compensation Committee of The Board of Directors shall determine and approve the awards for the Corporate
         Executive Officers. It shall review and recommend to the Board of Directors proposed awards for all Corporate
         Officers.

    C. The Board of Directors will approve payments to all Corporate Officers pursuant to the Plan.

V.       Company Profit and Plan Payout

    Notwithstanding anything contained in this plan to the contrary, there must be positive earnings per share from continuing operations for the plan year or there will be no awards.

VI.      Frequency of Awards

    Bonus awards will be generated during the month of February for performance in the previous plan year.

VII. Contingencies Beyond Participant's Control

    In those instances where significant events affect the accomplishment of individual performance goals for a participant, the Chief Executive Officer may use his judgment regarding the amount of bonus to be awarded for this element of the plan. Examples of such events could include: Labor disputes, acquisitions, natural catastrophes. This shall not apply to awards to Corporate Executive Officers.

VIII.Forfeiture of Award

    A participant will not be eligible for consideration for an award if:

         A.
    The participant is discharged for cause at anytime prior to the end of the plan year.

         B.
    The participant voluntarily resigns prior to the end of the plan year.

    Any exception to this policy must be approved by the Chief
    Executive Officer or President and Vice President, Human
    Resources.

IX. Retirement, Disability, Not For Cause Termination, or Death During the Plan Year

    Any participant who retires, becomes permanently disabled, is terminated other than for cause, or dies during the plan year shall be reviewed individually to determine whether a bonus award is appropriate.

X.       Budgeting

    The budget for Operating Income and Earnings Per Share from continuing operations shall include the cost for "Par" performance on both the financial and performance elements for all Plan Participants.

XI.      Amendments

    This plan may not be substantively amended except (i) with respect to Corporate Executive Officers, by a vote of the shareholders of the Company, or (ii) with respect to all other participants, by the Board of Directors of the Company.

XII.     Disclaimer

    This plan shall neither create any right to a bonus payment or future participation therein for any employee, nor limit the right of Sequa Corporation to modify, amend or rescind this plan for any subsequent plan year. Nor shall it be construed as creating any right to employment.





















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
         MIBP.96
         EXHIBIT 1




                                                 MIBP PAYOUT AS A PERCENT (%) OF PAY
                                                 (INTERMEDIATE NUMBERS INTERPOLATED)


  (THE CHART BELOW ASSUMES EARNINGS PER SHARE FROM CONTINUING OPERATIONS OF AT
LEAST $.01 AFTER ACCRUAL FOR MIBP AWARDS.  ALL AWARDS EXPRESSED AS A % OF BASE
PAY.)

POOL                                    OPERATING INCOME                     MINIMUM                PAR         MAXIMUM
                                      FROM $1.00 TO MINIMUM

CHAIRMAN                                  Not Applicable                         32.5               65            97.5


CORPORATE EXECUTIVE                       Not Applicable                         30                 60            90
OFFICERS


CORPORATE OFFICERS                    UP TO 18.75 FOR                            25(1)              50(2)         75(3)
                                      PERFORMANCE GOALS


"A" POOL                              UP TO 11.25 FOR                            15(4)              30(5)         45(6)
                                      PERFORMANCE GOALS


"B" POOL                              UP TO 11.25 FOR                            UP TO              UP TO         UP TO
                                      PERFORMANCE GOALS                          15(7)              15(7)          15(7)

_______________________________________________________________________________


(1)    18.75% FINANCIAL                          (5)     15% FINANCIAL
       UP TO 6.25% PERFORMANCE                           UP TO 15% PERFORMANCE

(2)    37.5% FINANCIAL                       (6)     22.5% FINANCIAL
       UP TO 12.5% PERFORMANCE                       UP TO 22.5% PERFORMANCE

(3)    56.25% FINANCIAL                      (7)     UP TO 3.75% FINANCIAL
       UP TO 18.75% PERFORMANCE                      UP TO 11.25% PERFORMANCE

(4)    7.5% FINANCIAL
       UP TO 7.5% PERFORMANCE





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